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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                            ----------------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): December 18, 2000


                            CABOT INDUSTRIAL TRUST
              (Exact Name of Registrant as Specified in Charter)


          Maryland                       1-13829                  04-3397866
(State or Other Jurisdiction     (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                       Identification No.)



                          Two Center Plaza, Suite 200
                          Boston, Massachusetts 02108
             (Address of Principal Executive Offices)   (Zip Code)


Registrant's telephone number, including area code  (617) 723-0900


                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.   Other Events.

     On December 18, 2000, Cabot Industrial Trust, a Maryland real estate investment trust (the "Company"), entered into a purchase agreement in connection with an underwritten secondary offering of 2,000,000 of the Company's common shares of beneficial interest by a selling shareholder. A copy of the purchase agreement is included as an exhibit hereto and is incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     (a)    Financial Statements of Businesses Acquired or To Be Acquired

                 Not applicable.

     (b)    Pro Forma Financial Information.

                 Not applicable.

     (c)    Exhibits.

            99.1 Purchase Agreement dated as of December 18, 2000 by and among
                 Cabot Industrial Trust, Cabot Industrial Properties, L.P., IBM Personal Pension Plan Trust, and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CABOT INDUSTRIAL TRUST


Date:  December  19, 2000               By:  /s/ Neil E. Waisnor
                                             --------------------------------

                                             Neil E. Waisnor
                                             Senior Vice President--Finance
                                             Treasurer and Secretary